EXHIBIT 99.1
Investor Conference Call October 16th 2006

Forward Looking Statements "SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: This release may contain forward-looking statements. Greenbrier uses words such as "anticipate," "believe," "plan," "expect," "future," "intend" and similar expressions to identify forward-looking statements. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those reflected in the forward- looking statements. Factors that might cause such a difference include, but are not limited to, actual future costs and the availability of materials and a trained workforce; steel price increases and scrap surcharges; changes in product mix and the mix between manufacturing and leasing & services segment; labor disputes, energy shortages or operating difficulties that might disrupt manufacturing operations or the flow of cargo; production difficulties and product delivery delays as a result of, among other matters, changing technologies or non-performance of subcontractors or suppliers; ability to obtain suitable contracts for the sale of leased equipment; all as may be discussed in more detail under the heading "Forward Looking Statements" on pages 4 through 5 of Part I of our Annual Report on Form 10-K for the fiscal year ended August 31, 2005. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's opinions only as of the date hereof. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements.

Regulation G EBITDA is not a financial measure under GAAP. We define EBITDA as earnings from operations before special charges, interest and foreign exchange, taxes, depreciation and amortization. We consider net cash provided by operating activities to be the most directly comparable GAAP financial measure. EBITDA is a liquidity measurement tool commonly used by rail supply companies and we use EBITDA in that fashion. You should not consider EBITDA in isolation or as a substitute for cash flow from operations or other cash flow statement data determined in accordance with GAAP. In addition, because EBITDA is not a measure of financial performance under GAAP and is susceptible to varying calculations, the EBITDA measure presented may differ from and may not be comparable to similarly titled measures used by other companies. We are not providing a reconciliation of the illustrative, forward-looking, pro-forma, non-GAAP financial measure of EBITDA to the corresponding GAAP measure because the company believes that such information is not available without unreasonable effort.

Greenbrier Strategic Initiatives Meridian Rail Holdings Wheel Maintenance $227.5 October 16, 2006 Repair & Maintenance Rail Car America Repair & Maintenance $35.0 September 12, 2006 Greenbrier - GIMSA New Railcar Manufacturing $10.0 October 16, 2006 Joint Venture Purchase Price / Strategic Initiative Line of Business Investment Date Announced ($ in millions)

Six strategically located wheel shops Component reconditioning business Repair operation in Mexico City Scale efficiencies and synergies from combined network Expected to be accretive to earnings Estimated LTM 8/31/2006 : Revenues: $225 m EBITDA: $38 m Meridian Rail Services-$227.5 million Acquisition Greenbrier Meridian Wheel Shop Locations Leading supplier of wheel maintenance services to rail freight industry

California Nevada Oregon Idaho Washington Montana Wyoming Colorado New Mexico Arizona Utah Kansas Texas Oklahoma Louisiana Mississippi Arkansas Missouri Iowa Minnesota South Dakota North Dakota Wisconsin Michigan Illinois Indiana Ohio Kentucky Virginia West Virginia Tennessee Alabama Georgia Florida North Carolina Delaware Pennsylvania New York Mass. Vt. Conn. R.I. New Jersey N.H. Maine Md. South Carolina Nova Scotia Concarril Nebraska Rail Car America Greenbrier Four strategically located repair shops Component reconditioning business Expands range of car types serviced Enhances intermodal leadership Combined network creates scale efficiencies and synergies Expected to be accretive to earnings Estimated LTM 8/31/2006: Revenues: $40 m EBITDA: $5 m Rail Car America - $35.0 Million Acquisition Leading supplier of intermodal and general freight car repair & maintenance services Repair Shop Locations

50/50 Joint Venture - Greenbrier operating control Capacity expected to grow to 3,000 railcars annually First production expected in spring 2007 Low cost manufacturing operation Close to US border Close to low cost supply base Capitalize on existing plant and equipment Access to skilled low cost labor force Joint Venture Greenbrier North American Freight Car Manufacturing Plants Greenbrier/ GIMSA Manufacturing JV - $10 million investment Adds low cost new railcar manufacturing capacity in Mexico

Increased Strategic Focus on Repair & Maintenance Attractive market supported by strong fundamentals Estimated $2.5-3.0 billion market Maintenance demand driven by growth in rail freight Average age of fleet increasing (approx. 50% > 20 years old) Maintenance demand stable Trend towards outsourcing by Class 1's Greenbrier well positioned Reputation for quality and engineering as new car builder Geographic scope of network meets needs of large fleet owners Scale of network offers cost advantages Synergies with other GBX businesses

New Railcar Manufacturing Leasing Railcar Management Services Repair & Maintenance Transforms business mix and diversifies earnings to balance new railcar cycle Leverages synergies between business units Improved cost structure in new railcar manufacturing Increases scale in higher margin Repair & Maintenance business Strong platform for future growth in Repair & Maintenance Strategic Impact Greenbrier Integrated Business Model Our Mission: Provide Total Freight Car Solutions to Fleet Owners & Operators Strategic Initiatives Strengthen Greenbrier "A railcar is a 50 year asset, so our relationship with a customer does not end when we deliver a new railcar; it is just beginning" Bill Furman CEO Greenbrier

1st Qtr 2nd Qtr 3rd Qtr East 79 10.8 10.1 1st Qtr 2nd Qtr 3rd Qtr East 60 10 30 1st Qtr 2nd Qtr 3rd Qtr East 52.6 39.4 8 1st Qtr 2nd Qtr 3rd Qtr East 40 30 30 Impact of Initiatives on Revenue and Margin Mix Greenbrier LTM 5/31/2006 Illustrative impact of Strategic Initiatives Revenue Revenue Gross Margin Gross Margin 79% 60% 53% 40% 11% 10% 10% 30% 39% 8% 30% 30% New Railcar & Marine Manufacturing Leasing & Services Repair & Maintenance

Sources and Uses of Funds - RCA and Meridian ($ millions) Sources 1 Estimated drawn portion of $275.0 million Senior Credit Facilities to be put in place in connection with these strategic initiatives. Estimated Cash on Hand $123.0 Senior Credit Facilities1 144.5 Total Sources $267.5 Purchase of Meridian $227.5 Purchase of RCA 34.0 Transaction Fees & Expense 6.0 Total Sources $267.5 Uses

Credit Profile and Liquidity Remains Strong Greenbrier LTM 5-31-06 Pro-forma LTM 5-31-06** EBITDA ($millions) $115* $157 Total Debt/ EBITDA 3.44 x 3.45 x EBITDA/ Interest Expense 5.09 x 4.66 x Supported by New $275 million Revolving Credit Facility **Includes estimated full year of Meridian and Rail Car America and start up of Greenbrier-GIMSA JV

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